UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2011 (April 8, 2011)

Date of Report (Date of earliest event reported)

CONVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34707	74-2935609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11501 Domain Drive, Suite 200, Austin, Texas 78758

(Address of principal executive offices) (Zip Code)

(512) 652-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2011, Sheeraz Haji informed Convio, Inc. (the “Company”) that he does not intend to stand for re-election as a director at the 2011 annual meeting of stockholders to be held on May 19, 2011.  Mr. Haji’s decision does not relate to any disagreement regarding the Company’s operations, policies or practices. The Company thanks Mr. Haji for his many contributions and years of service to the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2011	By:	/s/ James R. Offerdahl
James R. Offerdahl Chief Financial Officer and Vice President of Administration (Principal Financial and Accounting Officer)

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